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                                                                 EXHIBIT i(1)(K)

                                   CONSENT OF
                                 FOLEY & LARDNER



         We hereby consent to the reference to our firm under the caption "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 22 to the Form N-1A Registration Statement of AIM Variable Insurance Funds (File No. 33-57340).



                                                /s/  Foley & Lardner
                                                FOLEY & LARDNER



Washington D.C.
February 12, 2002